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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2007

COASTAL CARIBBEAN OILS & MINERALS, LTD
(Exact name of registrant as specified in its charter)

Bermuda	1-4668	None
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

Clarendon House, Church Street, Hamilton HM DX Bermuda	None
(address of principal executive offices)	(Zip Code)

Registrant=s telephone number: (850) 653-9165

__________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events.

On September 25, 2007 Phillip Ware, President and Chief Executive Officer of Coastal Caribbean Oils & Minerals, Ltd., announced that the Company’s wholly owned subsidiary, Coastal Petroleum Company, has entered an agreement with F Cross Resources, LLC to begin exploration for oil and natural gas in the Northwest part of Coastal’s Valley County, Montana leases.

ITEM 9.01.    Financial Statements and Exhibits.

(c) Exhibits.
The following exhibits are being furnished with this Report:

    99.1    Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL CARIBBEAN OILS & MINERALS, LTD. (Registrant)

Date: September 25, 2007	By:	/s/ Phillip W. Ware
Phillip W. Ware
President and Chief Executive Officer